Exhibit 99.1

FOR IMMEDIATE RELEASE

DraftKings to Become Public Company, Creating the Only Vertically-Integrated U.S.-based Sports Betting and Online Gaming Company

DraftKings, Diamond Eagle Acquisition Corp. and SBTech Enter Business Combination Agreement

Institutional Investors Commit to Invest $304 million at Closing

DraftKings CEO and Co-Founder Jason Robins to lead combined company

Investor Call Scheduled for Monday, December 23 at 11AM ET

BOSTON and LOS ANGELES – DECEMBER 23, 2019 – DraftKings Inc. (“DraftKings”), a digital sports entertainment and gaming company known for its industry-leading daily fantasy sports and mobile sports betting platforms, has entered into a definitive business combination agreement with Diamond Eagle Acquisition Corp. (Nasdaq: DEAC) (“Diamond Eagle”), a publicly traded special purpose acquisition company, and SBTech, an international turnkey provider of cutting-edge sports betting and gaming technologies.

The combined company will become the only vertically-integrated pure-play sports betting and online gaming company based in the United States. The transaction is expected to close in the first half of 2020. In connection with the closing of the transaction, Diamond Eagle intends to change its name to DraftKings Inc., reincorporate in Nevada and remain Nasdaq-listed under a new ticker symbol.

“The combination of DraftKings’ leading and trusted brand, deep focus on customer experience and data science expertise and SBTech’s highly innovative and proven technology platform creates a vertically-integrated powerhouse,” said Jason Robins co-founder and CEO of DraftKings. “I look forward to building significantly upon our goals of continuing our state-by-state rollout and creating the most entertaining and engaging customer experiences for sports fans globally.”

The new DraftKings will continue to be led by co-founder and CEO Jason Robins and will retain DraftKings’ highly experienced management team, including co-founders Paul Liberman and Matt Kalish. The SBTech management team who bring a wealth of international markets, trading and risk management experience will also be integrated into the organization.

Institutional investors (including funds managed by Capital Research and Management Company, Wellington Management Company and Franklin Templeton) have committed to a private investment of $304 million in Class A common stock of the combined company that will close concurrently with the business combination and, subject to any redemptions by DEAC stockholders, there is $400 million currently held in Diamond Eagle’s trust account. It is anticipated that the combined company will have an equity market capitalization at closing of approximately $3.3 billion and have over $500 million of unrestricted cash on the balance sheet.

“We are pleased to bring DraftKings and SBTech together as one public company,” said Harry E. Sloan, Founding Investor of Diamond Eagle. “DraftKings is already a premier online fantasy sports and betting platform. With the full integration of SBTech’s technology and innovative product expertise coupled with the right capitalization, DraftKings will be in a great position to continue its ambitious expansion plans in the United States. I have known Jason Robins for four years, and consider him a true entrepreneur. I believe our investors share my utmost respect for his vision and leadership.”

DraftKings Brand Highlights

•	Since becoming the first mobile operator to launch in New Jersey in August 2018, DraftKings has consistently maintained greater than 30% online market share, and for the nine months ended September 30, 2019, the company recorded 8.5x year-over-year revenue growth in the state. DraftKings currently offers mobile and online sports betting in Indiana, New Jersey, Pennsylvania and West Virginia, and retail locations in Iowa, Mississippi, New Jersey and New York.
•	DraftKings’ daily fantasy sports product is available in 43 states and 8 international markets including Australia, Canada and the U.K., has approximately 60% market share and leverages its customer acquisition and cross-selling model for its sportsbook and iGaming offerings.
•	DraftKings established a “one-platform” model by launching features like single sign-on, an integrated wallet and universal user profile, that allows a user to move seamlessly between a DFS contest, a sports wager and a hand of blackjack, enabling the company to quickly bring to market new offerings without reinventing the wheel of an entirely new back-end infrastructure.

SBTech Highlights

•	SBTech is a premier global full-service B2B turnkey technology provider with omni-channel sports betting solutions, trading services, and marketing and bonus tools powering some of the world’s most popular sports betting and online gaming brands.
•	50+ partners in 20+ regulated markets and jurisdictions including Czech Republic, Denmark, Ireland, Italy, Mexico, Portugal, Spain, Sweden, and U.K. and Arkansas, Indiana, Mississippi, New Jersey, Oregon and Pennsylvania in United States.
•	Awarded exclusive contract offering mobile and retail sports betting for the Oregon state lottery with their Oregon Lottery Scoreboard brand.

“The combination of DraftKings and SBTech brings together two tech-native companies with the customer at their cores,” said Gavin Isaacs, SBTech’s Chairman. “SBTech will maintain its core business and continue its B2B focus. We are excited about the opportunity to join a company with a similar innovation DNA and create a unique and differentiated player in global sports betting and online gaming.”

Key Transaction Terms

The respective boards of directors or managers, as applicable, of DraftKings, SBTech and Diamond Eagle have unanimously approved the proposed business combination. Completion of the proposed business combination is expected in the first half of 2020.  The transaction will be effected pursuant to the terms and conditions of the Business Combination Agreement entered into by DraftKings, SBTech, and Diamond Eagle, and the other parties thereto, which contains customary closing conditions, including the registration statement being declared effective by the Securities and Exchange Commission (“SEC”), approval by the shareholders or members, as applicable, of DraftKings and SBTech (each of which has been obtained) and the stockholders of Diamond Eagle, and certain regulatory approvals.

Goldman Sachs is acting as exclusive financial advisor to Diamond Eagle. Raine Group is acting as exclusive financial advisor to DraftKings. Sullivan & Cromwell LLP is acting as legal advisor to DraftKings. Winston & Strawn LLP is acting as legal advisor to Diamond Eagle. Stifel is acting as financial advisor and Herzog, Fox & Neeman and Skadden, Arps, Slate, Meagher & Flom LLP are acting as legal advisors to SBTech. Goldman Sachs and Credit Suisse are acting as private placement agents to Diamond Eagle.

Conference Call and Webcast Information

Investors may listen to a pre-recorded call regarding the proposed business combination at 11:00 am EST on December 23, 2019. The live call may be accessed by dialing (877) 451-6152 for domestic callers or (201) 389-0879 for international callers. Once connected with the operator, please provide the conference ID of “13697668.”

A replay of the call will also be available from 2:00 pm EST on December 23, 2019 to 11:59 pm EST on December 30th 2019. To access the replay, the domestic toll-free access number is (844) 512-2921 and participants should provide the conference ID of “13697668.”

Please visit Diamond Eagle’s website http://eagleinvestmentpartners.com/ to access the webcast.

On the call, the presenters will be reviewing an investor presentation, which will be available on Diamond Eagle’s website and filed with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, and available on the SEC website at www.sec.gov.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, DEAC NV Merger Corp., a subsidiary of Diamond Eagle and the going-forward public company to be renamed DraftKings Inc. at closing (“New DraftKings”), intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF DIAMOND EAGLE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRAFTKINGS, SBTECH, DIAMOND EAGLE AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Diamond Eagle as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov,or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

Diamond Eagle and its directors and executive officers may be deemed participants in the solicitation of proxies from Diamond Eagle's shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Diamond Eagle is contained in the final prospectus for Diamond Eagle's initial public offering, which was filed with the SEC on May 14, 2019, and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available.

Each of DraftKings and SBTech and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Diamond Eagle in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the Registration Statement for the business combination when available.

About DraftKings

DraftKings is a U.S.-based digital sports entertainment and gaming company created to fuel the competitive spirits of sports fans with offerings that range across daily fantasy sports, sports betting and regulated gaming. Founded in 2011 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings’ daily fantasy sports product is available in 8 countries internationally with 15 distinct sport categories. Launched in 2018, DraftKings Sportsbook offers mobile and retail betting for major national and global sports, and currently operates pursuant to state regulations in Indiana, Iowa, Mississippi, New Jersey, New York, Pennsylvania and West Virginia. DraftKings is the Official Daily Fantasy Partner of the NFL and PGA Tour as well as an Authorized Gaming Operator of the MLB and NBA. Headquartered in Boston, DraftKings holds offices across the country including Las Vegas, New Jersey, New York, and San Francisco.

About SBTech

SBTech is a global leader in omni-channel sports betting and gaming, with more than 1,200 employees in 10 offices worldwide. Since 2007, the group has developed the industry’s most powerful online sports betting and casino platform, serving licensees in more than 15 regulated territories. SBTech’s clients include many of the world’s premier betting and gaming operators, state lotteries, land-based casinos, horse racing companies, and iGaming start-ups. The group supplies highly flexible betting and gaming solutions to clients looking for exceptional configurability and the quickest route to market, complemented by proven business intelligence and reporting capabilities. The SBTech offering includes its seamless sportsbook, Chameleon360 igaming platform, managed services, on-property sportsbook and omni-channel solutions that provide players with constant access to sports and casino products across all online, mobile and retail channels. Supported by unrivalled expertise in trading and risk management, acquisition and CRM, and the highest standards of regulatory compliance, SBTech’s partners consistently achieve rapid growth, enhanced brand loyalty and record revenues.

About Diamond Eagle Acquisition Corp.

Founded by media executive Jeff Sagansky and founding investor Harry Sloan, Diamond Eagle Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Diamond Eagle's, DraftKings’ or SBTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receive required shareholder approvals, failure to receive approvals or other determinations from certain gaming regulatory authorities, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of the New DraftKings’ shares on Nasdaq following the business combination; costs related to the business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; New DraftKings’ ability to manage growth; New DraftKings’ ability to execute its business plan and meet its projections; potential litigation involving Diamond Eagle, DraftKings, SBTech, or after the closing, New DraftKings; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for DraftKings or SBTech products and services, and in particular economic and market conditions in the media/entertainment/gaming/software industry in the markets in which DraftKings and SBTech operate; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in Diamond Eagle’s other filings with the SEC. None of Diamond Eagle, DraftKings or SBTech undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

MEDIA CONTACTS:

Media@draftkings.com

Jeff Pryor/Priority PR for Diamond Eagle

(818) 661-6368

INVESTOR CONTACTS:

Investors@draftkings.com

Eli Baker for Diamond Eagle

(424) 284-3519

elibaker@geacq.com